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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



We consent to the use in these Registration Statements of Alkermes, Inc. on Form S-1 and Amendment No. 1 to Form S-4 (No. 333-101059) of our report dated May 15, 2002, appearing in the Prospectus, which is part of these Registration Statements, and to the references to us under the headings "Selected Historical Consolidated Financial Data" and "Experts" in such Prospectus.





/s/ DELOITTE & TOUCHE LLP



Boston, Massachusetts
November 25, 2002